Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2026, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,185,365 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 8 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

A-1
2004-10

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$417,617,551
Aggregate Outstanding Principal Balance – Treasury Bill	$22,287,199
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.34%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$363,720,307
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.09%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$31,610,044
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.57%
Number of Borrowers	11,629
Average Outstanding Principal Balance Per Borrower	$35,912
Number of Loans	21,477
Average Outstanding Principal Balance Per Loan – Treasury Bill	$50,768
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,903
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$43,781
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	4.83%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

A-2
2004-10

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,678	$62,618,836	15.0%
3.01% to 3.50%	5,214	68,698,915	16.5
3.51% to 4.00%	4,071	67,179,249	16.1
4.01% to 4.50%	3,836	69,608,694	16.7
4.51% to 5.00%	851	20,314,134	4.9
5.01% to 5.50%	351	9,529,063	2.3
5.51% to 6.00%	241	7,176,693	1.7
6.01% to 6.50%	227	9,592,043	2.3
6.51% to 7.00%	340	10,314,527	2.5
7.01% to 7.50%	895	37,393,726	9.0
7.51% to 8.00%	285	14,556,613	3.5
8.01% to 8.50%	323	28,251,518	6.8
Equal to or greater than 8.51%	165	12,383,540	3.0

Total	21,477	$417,617,551	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

A-3
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,029	$5,212,570	1.2%
$ 5,000.00-$ 9,999.99	1,786	13,223,796	3.2
$10,000.00-$14,999.99	1,264	15,656,775	3.7
$15,000.00-$19,999.99	1,030	17,917,621	4.3
$20,000.00-$24,999.99	835	18,735,691	4.5
$25,000.00-$29,999.99	737	20,192,255	4.8
$30,000.00-$34,999.99	604	19,570,385	4.7
$35,000.00-$39,999.99	420	15,714,686	3.8
$40,000.00-$44,999.99	391	16,592,910	4.0
$45,000.00-$49,999.99	322	15,280,371	3.7
$50,000.00-$54,999.99	267	14,006,698	3.4
$55,000.00-$59,999.99	218	12,485,697	3.0
$60,000.00-$64,999.99	187	11,674,989	2.8
$65,000.00-$69,999.99	149	10,044,281	2.4
$70,000.00-$74,999.99	150	10,890,738	2.6
$75,000.00-$79,999.99	99	7,661,919	1.8
$80,000.00-$84,999.99	109	8,993,379	2.2
$85,000.00-$89,999.99	82	7,157,163	1.7
$90,000.00-$94,999.99	84	7,778,011	1.9
$95,000.00-$99,999.99	62	6,049,292	1.4
$100,000.00 and above	804	162,778,323	39.0

Total	11,629	$417,617,551	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	20,164	$378,163,487	90.6%
31-60 days	434	13,231,821	3.2
61-90 days	225	7,814,116	1.9
91-120 days	138	3,583,084	0.9
121-150 days	101	3,506,664	0.8
151-180 days	75	2,020,306	0.5
181-210 days	85	1,769,612	0.4
Greater than 210 days	255	7,528,461	1.8

Total	21,477	$417,617,551	100.0%

A-4
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	216	$57,686	*
4 to12	607	481,029	0.1%
13 to 24	925	1,907,584	0.5
25 to 36	851	3,823,854	0.9
37 to 48	2,279	8,975,943	2.1
49 to 60	1,214	7,681,393	1.8
61 to 72	1,001	8,874,784	2.1
73 to 84	1,171	12,639,946	3.0
85 to 96	1,025	12,488,323	3.0
97 to 108	2,887	37,475,818	9.0
109 to 120	1,337	23,846,354	5.7
121 to 132	1,413	31,186,625	7.5
133 to 144	1,253	33,072,386	7.9
145 to 156	981	27,536,924	6.6
157 to 168	965	30,698,631	7.4
169 to 180	814	26,543,554	6.4
181 to 192	510	20,655,107	4.9
193 to 204	371	14,004,742	3.4
205 to 216	257	11,631,022	2.8
217 to 228	227	10,396,446	2.5
229 to 240	192	8,498,149	2.0
241 to 252	114	5,754,060	1.4
253 to 264	88	4,311,410	1.0
265 to 276	90	6,329,906	1.5
277 to 288	64	3,501,271	0.8
289 to 300	134	11,665,297	2.8
301 to 312	358	37,708,131	9.0
313 to 324	22	1,031,104	0.2
325 to 336	11	1,021,735	0.2
337 to 348	20	2,275,983	0.5
349 to 360	40	8,051,672	1.9
361 and above	40	3,490,682	0.8

Total	21,477	$417,617,551	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

A-5
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	459	$9,649,900	2.3%
Forbearance	1,099	31,751,057	7.6
Repayment
First year in repayment	141	12,834,581	3.1
Second year in repayment	127	7,088,234	1.7
Third year in repayment	145	6,983,347	1.7
More than 3 years in repayment	19,506	349,310,433	83.6

Total	21,477	$417,617,551	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 164.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

A-6
2004-10

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.9	-	205.1
Forbearance	-	16.6	204.0
Repayment	-	-	166.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $9,649,900 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $6,471,303 or approximately 67.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

A-7
2004-10

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	185	$2,913,056	0.7%
Alaska	28	467,365	0.1
Arizona	479	11,112,566	2.7
Arkansas	149	3,112,125	0.7
California	2,323	48,942,313	11.7
Colorado	356	6,222,593	1.5
Connecticut	315	4,024,838	1.0
Delaware	77	2,204,360	0.5
District of Columbia	83	1,426,541	0.3
Florida	1,708	36,892,364	8.8
Georgia	700	18,711,257	4.5
Hawaii	91	1,717,124	0.4
Idaho	88	2,662,986	0.6
Illinois	804	14,489,135	3.5
Indiana	525	8,114,561	1.9
Iowa	71	1,334,291	0.3
Kansas	325	4,140,685	1.0
Kentucky	192	3,336,988	0.8
Louisiana	705	12,370,418	3.0
Maine	62	1,170,746	0.3
Maryland	452	9,109,841	2.2
Massachusetts	479	7,980,362	1.9
Michigan	435	9,520,038	2.3
Minnesota	223	5,448,554	1.3
Mississippi	189	4,557,091	1.1
Missouri	450	7,442,176	1.8
Montana	56	1,035,965	0.2
Nebraska	30	537,915	0.1
Nevada	147	2,658,495	0.6
New Hampshire	99	1,945,571	0.5
New Jersey	567	10,227,975	2.4
New Mexico	64	780,224	0.2
New York	1,426	26,687,015	6.4
North Carolina	533	10,934,245	2.6
North Dakota	14	217,774	0.1
Ohio	1,077	23,530,617	5.6
Oklahoma	430	6,883,951	1.6
Oregon	323	5,039,921	1.2
Pennsylvania	712	13,093,644	3.1
Rhode Island	51	966,585	0.2
South Carolina	248	6,426,335	1.5
South Dakota	30	499,001	0.1
Tennessee	454	10,260,838	2.5
Texas	1,898	33,135,267	7.9
Utah	90	2,570,889	0.6
Vermont	40	601,830	0.1
Virginia	539	10,749,037	2.6
Washington	578	8,208,882	2.0
West Virginia	102	1,621,001	0.4
Wisconsin	183	3,300,026	0.8
Wyoming	27	533,891	0.1
Other	265	5,746,285	1.4

Total	21,477	$417,617,551	100.0%

A-8
2004-10

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

A-9
2004-10

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	10,698	$161,454,234	38.7%
Other Repayment Options(1)	7,714	140,203,812	33.6
Income-driven Repayment(2)	3,065	115,959,505	27.8

Total	21,477	$417,617,551	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 94 loans with an aggregate outstanding principal balance of $6,618,648 currently in an interest-only period.  These interest-only loans represent approximately 1.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	10,352	$153,640,755	36.8%
Unsubsidized	11,125	263,976,796	63.2

Total	21,477	$417,617,551	100.0%

A-10
2004-10

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	52	$3,978,581	1.0%
October 1, 1993 through June 30, 2006	21,425	413,638,970	99.0
July 1, 2006 and later	0	0	0.0

Total	21,477	$417,617,551	100.0%

A-11
2004-10

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	717	$11,424,808	2.7%
College Assist	7	451,030	0.1
Educational Credit Management Corporation	2,287	33,916,678	8.1
Florida Off Of Student Fin'l Assistance	1	-85	*
Great Lakes Higher Education Corporation	10,950	246,958,888	59.1
Kentucky Higher Educ. Asst. Auth.	484	6,627,808	1.6
Michigan Guaranty Agency	227	3,651,701	0.9
Oklahoma Guaranteed Stud Loan Prog	345	5,154,925	1.2
Pennsylvania Higher Education Assistance Agency	1,784	27,076,886	6.5
Texas Guaranteed Student Loan Corp	4,675	82,354,911	19.7
Total	21,477	$417,617,551	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

A-12
2004-10